UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

April 16, 2015

INTEGRATED ENVIRONMENTAL TECHNOLOGIES, LTD.

(Exact name of registrant as specified in charter)

Nevada	000-26309	98-0200471
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

4235 Commerce Street, Little River, South Carolina	29566
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (843) 390-2500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01. Other Events.

On April 16, 2015, Integrated Environmental Technologies, Ltd. (the “Company”) issued a press release announcing that it has increased its well count to 141 wells serviced with Excelyte® and that David R. LaVance, the Company’s President and Chief Executive Officer, is scheduled to present at the 2015 Independent Petroleum Association of America (IPAA) Oil and Gas Investment Symposium (OGIS) New York Conference on Monday, April 20, 2015 at 3:40 p.m. ET.

A copy of the press release is attached hereto as Exhibit 99.1.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

99.1	Press Release Re: Integrated Environmental Technologies, Ltd. Increases Well Count to 141 Wells Serviced with Excelyte®

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEGRATED ENVIRONMENTAL TECHNOLOGIES, LTD.

April 16, 2015	By:	/s/ David R. LaVance
David R. LaVance
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release Re: Integrated Environmental Technologies, Ltd. Increases Well Count to 141 Wells Serviced with Excelyte®